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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest event reported) February 22, 2002
            ------------------------------------------------------------------
                               MDI ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    0-24919                   73-1515699
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)

                                201 Ann Street
                           Hartford, Connecticut 06103

                         (Address of principal executive
                           offices including zip code)

                                 (860) 527-5359

                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable.
                                 ---------------
          (Former name or former address, if changed since last report)

     THIS FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS INVOLVE VARIOUS RISKS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN SUCH FORWARD LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE RISKS DETAILED FROM TIME TO TIME IN MDI ENTERTAINMENT, INC.'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION INCLUDING, BUT NOT LIMITED TO, THOSE DESCRIBED IN THE FORM 10-KSB AND FORM 10-KSB/A, FILED APRIL 2, 2001 AND APRIL 25, 2001, RESPECTIVELY.

     ITEM 5: OTHER EVENTS
             ------------

               We have settled the previously disclosed lawsuit brought by us against Oxford International Inc. and Gregory C. Dutcher concerning the Company's financing transaction with Oxford International, Inc. In the settlement, MDI received shares of MDI stock held by Oxford which MDI had demanded in the lawsuit; and gave up the shares of stock of DataMEG Corp. and McClendon Transportation Group, Inc. that it had in its possession but which it sought to return in the lawsuit. Due to the previously disclosed disputes, the MDI stock had not been treated as outstanding nor had the DataMEG or McClendon stock been treated as assets of MDI. Accordingly, that portion of the settlement will not affect MDI's financial statements. MDI also received a non-interest bearing promissory note in the principal amount of $100,000, $10,000 of which is due on February 15, 2002 and the balance is due on the earlier of December 31, 2003 or from the sales proceeds of 1,000,000 shares of DataMEG stock placed in escrow. If as of December 31, 2003, sales of the stock have not been sufficient to pay the balance of the $90,000, then MDI may request a sale of the remaining shares up to the amount that will result in a sale paying off the remaining balance then due under the promissory note at the time of the sale. MDI intends to carry the note as an asset on its balance sheet.

               In addition, we have settled the previously disclosed lawsuit brought by Lottery Channel and countersuit brought by us arising from our termination of the merger agreement with Lottery Channel. As part of the settlement agreement among Lottery Channel, our subsidiary MDI Acquisition Corp. and us, all litigation amongst the parties has been dismissed and the previously disclosed lawsuit brought by Steven Saferin, our President and Chief Executive Officer, against Roger W. Ach, the President and Chief Executive Officer of Lottery Channel, relating to Mr. Ach's non-payment to Mr. Saferin of $108,000 plus interest due under a promissory note, has also been dismissed.





     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
             ----------------------------------

     (c) Exhibits.

     Exhibit No.     Description

     None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MDI ENTERTAINMENT, INC.
                                           (Registrant)


     Dated   February 22, 2002             By:   /S/ Steven M. Saferin
             -----------------             -----------------------------------
                                           Steven M. Saferin
                                           President and Chief Executive Officer